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The following is a series of slides to be used in connection with a presentation on September 20, 2004.

ViroLogic, Inc.

Making Individualized Medicine a Reality

Merriman Curhan Ford & Co.

Investor Summit San Francisco, CA September 20, 2004

Safe Harbor Statement

During the course of this presentation we will state our beliefs and make projections and other forward-looking statements regarding future events and the future financial performance of both ViroLogic and ACLARA, including statements relating to revenue growth, expectations of testing products and actions designed to continue the growth of patient testing revenue, anticipation of cash resources upon the completion of the merger, the ability of the combined companies to create a leader in molecular diagnostics for personalized medicine in oncology and infectious disease, the size of the oncology testing opportunity and the approval of new targeted therapeutics requiring individual patient testing, and the timing of completion and the likelihood of stockholder approval of the merger. We wish to caution you that such statements are just predictions and subject to risks and uncertainties and other factors that may cause actual events or results to differ materially. These risks and uncertainties include, but are not limited to: risks related to the inability to obtain, or meet conditions imposed for, governmental and other approvals of the merger, including approval by stockholders of the companies; the risk that the ViroLogic and ACLARA businesses will not be integrated successfully; risks related to any uncertainty surrounding the merger, and the costs related to the merger; the risks that the Companies’ products may not perform in the same manner as indicated in this discussion; whether the combined company successfully conducts clinical trials and successfully introduces new products; risks related to the commercialization of ACLARA’s eTag assay system; risks related to the implementation of ViroLogic’s distribution agreement with Quest; whether others introduce competitive products; the risk that the combined company’s products for patient testing may not continue to be accepted or that increased demand from drug development partners may not develop as anticipated; the risk that the combined company may not continue to realize anticipated benefits from its cost-cutting measures; the timing of pharmaceutical company clinical trials; whether payors will authorize reimbursement for its products; whether the FDA or any other agency will decide to regulate the combined company’s products or services; whether the combined company will encounter problems or delays in automating its processes; whether intellectual property underlying the ViroLogic’s PhenoSense technology and ACLARA’s eTag System is adequate; the ultimate validity and enforceability of the companies’ patent applications and patents; the possible infringement of the intellectual property of others and whether licenses to third party technology will be available; and whether the combined company is able to build brand loyalty and expand revenues. We refer you to ViroLogic’s and ACLARA’s publicly filed SEC disclosure documents, including our most recently filed Forms 10-Q, for a detailed description of the risk factors affecting our businesses and other important factors that could cause our actual results to differ materially from our projections and other forward-looking statements.

Other Information

Investors and security holders are advised to read the joint proxy statement/prospectus regarding the proposed merger when it becomes available, because it will contain important information. Investors and security holders may obtain a free copy of the joint proxy statement/prospectus when available and other documents filed by ViroLogic and ACLARA at the Securities and Exchange Commission’s web site at www.sec.gov. The joint proxy statement/prospectus and such other documents may also be obtained, when available, from ViroLogic by directing such request to ViroLogic Investor Relations. The joint proxy statement/prospectus and such other documents may also be obtained, when available, from ACLARA by directing such request to ACLARA Investor Relations. ViroLogic, ACLARA and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from stockholders of ViroLogic and ACLARA with respect to the transactions contemplated by the merger agreement. A description of any interests that ViroLogic’s or ACLARA’s directors and executive officers have in the proposed merger will be available in the joint proxy statement/prospectus. Information regarding ViroLogic officers and directors is included in ViroLogic’s 10-K/A filed with the Securities and Exchange Commission on April 23, 2004. Information regarding ACLARA’s officers and directors is included in ACLARA’s 10-K/A filed with the Securities and Exchange Commission on April 29, 2004. These materials are available free of charge at the Securities and Exchange Commission’s web site at http://www.sec.gov and from ViroLogic and ACLARA.

About ViroLogic

Advancing individualized medicine by developing and marketing innovative products to help guide and improve treatment of viral, oncologic and other serious diseases.

A Leader in Individualized Medicine

HIV Market Leader

Market leader in HIV drug resistance testing

Partner of choice for HIV drug development:

Provided testing for all HIV drugs approved by FDA in the last 5 years Working with ~50 companies developing new HIV drugs and vaccines

Expansion into Cancer Market

ACLARA’s novel eTag technology expected to open up significant opportunity

Leveraging established commercial infrastructure, experience and pharma relationships Applying proven business model

Personalized Medicine Benefits All Stakeholders

Critically ill patients

Treat with the most effective drugs sooner

Physicians

Assist in guiding improved patient care

Pharmaceutical companies

Faster/broader acceptance for targeted therapies More effective drugs with better economics

Payors

Pay for the most effective treatment

Experience & Infrastructure

Proven product development capability Scalable CLIA-licensed lab

40,000+ tests/year

Extensive QA and data reporting

Sales and marketing

Distribution channels: agreements with national labs 25 person direct-to-physician sales org.

Scientific credibility with physicians

Established relationships with pharma companies Reimbursement—broad national coverage

Comprehensive HIV Product Line

A direct, quantitative measure of drug resistance in an infected patient (list price: $955)

Genotypic testing looks for genetic mutations, or changes, in HIV that may be associated with drug resistance (list price: $495)

A combination of genotypic and phenotypic tests which provides a comprehensive look at resistance (list price: $1,210)

A unique measure of viral fitness offered only by ViroLogic

At Forefront of Evolving Marketplace

- Data and Science-driven Market; ViroLogic Cutting Edge -

Evolution of Complex HIV Management Tools

Multiple alternative products Limited alternative products VLGC technology is only option commercially available

CD4

Viral Load

Genotypic Resistance Testing

Phenotypic Resistance Testing

Combination Resistance Testing

Replication Capacity

Fusion Inhibitor RT*

Tropism*

1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004

* Research only assay

Source: ViroLogic Marketing

Business Model: Multiple Revenue Streams

Serious Viral Diseases

HIV / AIDS Hepatitis B Hepatitis C

Patient Therapy:

Guidance for Treating Physicians

Pharma:

Support Drug Discovery and Clinical Trials for Drug Development

Revenue Growth

Patient testing Pharma Grants

35

30

25

20

15

10

Millions($)

5 0 $1.1M $7.5M $18.3M $25.3M $33.4M $14.9M $18.2M

1998 1999 2000 2001 2002 2003

H1’03 H1’04

The Future of HIV Therapy:

Increasingly complex choice of drug therapies –tests needed to clarify choices

19 drugs approved – 60 more in development ViroLogic involved with over 80% of drugs in Phase II/III

Stage of Development

HIV Drugs in Development: # drugs Pre-Clin. Ph.I/II Ph.III

Entry/Attachment Inhibitors 22 14 8 -

RT Inhibitors 11 5 6 -

NNRTI 17 12 5 -

Protease Inhibitors 10 5 3 2

Total: 60 36 22 2

Expanding from HIV into Oncology

Leverage existing infrastructure

Capitalize on advent of personalized medicine in cancer

Develop new products for cancer drug development & patient testing

Cancer – Large New Opportunity

Growing Market

1.1M new solid tumor cancer patients annually

700K solid tumors in lung, breast, colon, prostate

5 new targeted drugs

Only work on ~10%-20% of patients Very expensive

Cancer therapy evolving in similar way to HIV therapy

Multiple drug therapies

Variable individual patient responses

Complexity of disease and treatment options leads to cocktail approach Need for testing to clarify individual treatment choices

Approved Targeted Cancer Drugs

ALL projected to be ~$1 billion drugs

Drug Pathway

Avastin™ VEGF

Erbitux™ EGFR

Gleevec® BCR-ABL

Herceptin® HER2

Iressa® EGFR

The Challenge for Targeted Cancer Drugs

Effective on ~10-20% of patients

But we don’t know which 10%-20%

So have to treat all 10 and only help 1 or 2

Good Response

Toxicity and Cost

Value of Prognostic Tests –Herceptin® Case Study

Phase III Trial Outcome for Herceptin with and without Test

With Test (actual) Without Test (calc)

Patient Number 470 2,200

Response Rate 50% 10%

Yrs Followup 1.6 10

P Value 0.05 0.05

Result Expedited Approval Not Approvable

Source: Genentech

Prognostic Tests – The Challenge

Herceptin – simple protein test increases response rate from ~10% to ~ 50%

Biology is much more complicated

Requires ability to detect protein complexes such as “dimers” not simple proteins

This is expected to be a unique capability of eTag technology

Quantitative measurement of protein complexes central to cancer mechanism and related drug mechanisms

Facilitates patient specific test to predict drug responsiveness

eTag System Potential Advantages

ADVANTAGES eTag™ System BENEFITS

Standard tumor sample format

Work with FFPE tissue YES

Identify simple protein markers Ability to measure the drug

YES target

Key indicators of disease pathways

Identify protein complexes YES

Scaleable in commercial 10,000 CE instruments installed

labs YES

No need for subjective interpretation

Quantitative YES

Functional pathway measurement Does not rely on vague statistical relationships

YES

eTag System Potential Advantages

eTag™ System IHC protein tests Other protein tests (ELISA, mass spec) Gene amplification Gene arrays

Work with FFPE tissue YES YES NO YES NO

Identify simple protein markers YES YES YES NO NO

Identify protein complexes YES NO NO NO NO

Scaleable in commercial labs YES YES NO NO COSTLY/

COMPLEX

Quantitative YES NO YES YES NO

Functional pathway measurement YES NO NO NO NO

eTag Assays – Early Clinical Results

Preliminary study on Herceptin response

Received 13 blinded breast tumor samples (DAKO +++)

eTag correctly predicted response for all patients:

Identified all non-responders (4/4 = 100%) Identified all responders (9/9 = 100%)

Further stratified responders into stable disease vs. complete/partial response categories, with 8/9 correct

Next steps: expanded study to be conducted

eTag Assays Measure Key Drug Targets

C-kit EGFR Family VEGF-R PDGF-R

Gleevec SU11248 c-Cbl

PLCg

PKC

ISIS 3521 CGP41251 Bryostatin-1 UCN-01 LY333531

FAK

Stat1,3,5

MKK3/6

P38a/b

Src

MKK4/7

JNK1/2

Shc Grb2 Sos

Ras Raf MEKK1

Herceptin 2C4 MDX-210

ISIS 2503 R115777 SCH66336 BMS214662

ISIS 5132 L-779,450 BAY 43-9006

CCI-779 RAD001

MEK1/2

Erk1/2

IMC-C225 ABX-EGF ZD1839/Iressa OSI-744/Tarceva MDX-447 EMD 72000 GW2016 CI-1033 EKB-569 RH3 mTOR

Cyclin D

p70S6K

PD 184352 U-0126

Rsk

SU5416 SU11248 PTK787 PD173074 SU6668 ZD6474 ZD4190 CP564959 GW2286

PI3K PIP3 PDK1

PKB/Akt

Caspase9

BAD

Avastin Gleevec IMC-1C11 SU11248 DC101

UCN-01

BAD

Cell Growth (Cancer)

Market Opportunity

Test panel for EGFR receptor pathways

1.1M new solid tumor patients per year

Est. available market = $500M to $1B per year for 1 panel

Additional panels for VEGFR, PDGFR, IGFR Additional opportunities

Specific cancer/drug combinations FDA approved kits for specific drugs

Product Plan

First product: Test panel for EGFR pathway

Herceptin, Erbitux, Iressa, Tarceva

Assays currently in use in drug development Obtain clinical outcome data CLIA patient testing format under development

Future products: VEGFR, IGFR, PDGFR test panels

Multiple Potential Revenue Streams

Viral Diseases

Oncology

Other Diseases

Patient Therapy Guidance

Pharma Collaborations

Combined Company Financial Profile $75M in cash resources after merger transaction and integration costs Revenue: ~ $40M annually * P&L:

HIV business running close to breakeven

Cancer business adds significant revenue opportunity

Merger synergies being realized – elimination of duplicate G&A costs and consolidation of facilities

Resources deployed to product development

* Based on Q2 2004 ACLARA and ViroLogic results

Partner of Choice

Experienced Management

Bill Young Chairman and CEO

Mike Bates VP, Clinical Research

Tien Bui VP, Sales & Marketing

Mike Dunn CBO (*)

Kathy Hibbs General Counsel

Ken Hitchner VP, Pharma Collaborations

Alfred Merriweather CFO (*)

Chris Petropoulos, Ph.D. VP R&D and CSO, Virology

Sharat Singh, Ph.D. CTO, Oncology (*)

Jeannette Whitcomb, Ph.D.

VP, Operations

(*) Effective on closing of merger

ViroLogic/ACLARA Merger Terms

Each share of ACLARA (ACLA) =

1.7 shares of ViroLogic (VLGC) + 1.7 contingent value rights (CVR)

Each CVR =

$0.00-$0.50 cash/CVR 12 months after closing based on VLGC share price

VLGC Share Price: $2.40 CVR Value: $0.50 $2.90 $0.00

Anticipated Closing: Q4 ‘04

Capitalization post merger: ~ 115m shares outstanding

ViroLogic/ACLARA – A Compelling Combination

ViroLogic:

Leader in infectious disease testing Commercial/operational experience & infrastructure Growing revenues Pharma relationships

ACLARA:

Proprietary eTag™ Assay System: next generation cancer diagnostics platform Financial strength

Expanded Market Opportunity:

New cases/year HIV: 40K

Cancer: >1M

Milestones

HIV

Growth in high value combination products Expanded trials for new drugs in development Replication capacity clinical trial results New tests

Tropism, Replication Capacity, Screening/Monitoring assays International expansion

Leading presence at scientific conferences

Oncology

CLIA validation of eTag assays Definition of EGFR test panel Clinical validation of EGFR panel Pharmaceutical collaborations

Technical evaluations

Trials for new drugs in development

Opinion leader publications and presentations at scientific meetings

VLGC

Successful patient & pharma business in HIV

ACLA

Enabling new assay technology & financial strength

Leader in Personalized Medicine

HIV Combination Drugs

Targeted Cancer Therapies

ViroLogic, Inc.

Making Individualized Medicine a Reality

Merriman Curhan Ford & Co.

Investor Summit San Francisco, CA September 20, 2004